                                                                   Exhibit 10.15

STATE OF NORTH CAROLINA
COUNTY OF NEW HANOVER                                                      LEASE


         THIS LEASE, made this 31st day of January, 1997, by and between Landmark Commercial, Inc., a North Carolina Corporation, whose address is P. O. Box 4127, Wilmington, North Carolina, 28406, (hereinafter "Landlord"), and First National Bank of Reidsville, a North Carolina Corporation (hereinafter "Tenant")

                              W I T N E S S E T H:

         Upon the terms and conditions hereinafter set forth, the Landlord leases to Tenant and Tenant leases from Landlord property referred to as the Premises, all as follows:

         1. PREMISES. The Premises shall consist of a single story steel frame building together with appurtenant paved surfaces upon a tract of real property located in Wilmington, New Hanover County, North Carolina, as shown on EXHIBIT A, which is attached hereto and incorporated within this Lease by this reference.

         2. TERM. The initial term of this Lease shall be for a period of five
(5) year(s) and shall commence on the 3rd day of February, 1997 (the "Commencement Date") and ending on the 2nd day of February, 2002 at midnight unless sooner terminated as hereinafter provided.

         Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord (with the tenant improvements substantially completed) shall not delay the commencement of the term of the Lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this Lease, even if Tenant never takes possession of the Premises, including without limitation legal and other professional fees. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this Lease.

         3. RENTAL.

                  3.1 Base Rent. For the first year of the term of this Lease, Tenant agrees to pay to Landlord as Rent for the Premises, the sum of SEVENTY NINE THOUSAND TWO HUNDRED DOLLARS ($79,200.00) per year (subject to adjustment as hereinafter provided). Said Rent shall be amortized and paid on a monthly basis and each month's payment shall be paid in advance on the first day of each and every calendar month during said term. In the event the term of this Lease commences or ends on a day other than (the first day of a calendar month, then the rental for the first and last months of the lease term shall be prorated in the proportion that the number of days this Lease is in effect during such months bears to Thirty (30), and such rental shall be paid at the commencement of such months. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, which shall be legal tender


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at the time of payment, at the office of Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. (SEE SPECIAL STIPULATIONS)

                  3.2 Late Fees. Tenant hereby acknowledges that if any monthly payment of rent or any monies due hereunder from Tenant shall not be received by Landlord or the Managing Agent of Landlord within five (5) days after such payment is due, then Tenant shall pay the Landlord a late charge equal to 5% of such delinquent amount. Any amounts payable hereunder by Tenant to Landlord which are not paid on or before the date due as provided in this Lease shall bear interest at the rate of one and one-half percent (1 1/2%) per month (18% per year) from said due date until paid.

                  3.3 First and Last Months' Rent in Advance. Upon execution of this Lease by Tenant, Tenant shall pay the first and last months' rent, receipt of which is acknowledged by Landlord. Interest shall not accrue on said monies and in the event of any default by Tenant hereunder, such amounts may be applied to any amounts owned by Tenant to Landlord.

                  3.4 Rent Adjustment. Commencing as of February 1, 1998, and as of February 1 of each year thereafter (the "Adjustment Date"), the Base Rent set forth in the foregoing Section 3.1, as the same may be adjusted as provided herein, shall be adjusted increasing the Base Rent by three percent (3%) on each Adjustment Date. (See Special Stipulations)

         4. REAL PROPERTY TAXES.

                  4.1 Payment of Taxes. Tenant shall pay the real property tax, as defined in paragraph 4.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such Payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid within five (5) days of having made such payment. If any such taxes paid by Tenant shall cover any period of time prior to or after the expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the calendar year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the maximum rate then allowable by law.

                  4.2 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof. Notwithstanding the foregoing, the term "real property tax" shall not include any tax which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

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                  4.3 Personal Property Taxes. Tenant shall pay prior to
delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

         5. INSURANCE.

                  5.1. Property Insurance.

                           (a) Tenant, at its expense, shall obtain and keep in
force during the term of this Lease a policy of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders who have liens on the Premises, against all perils included within the classification of fire and extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Premises. Insurance required hereunder shall be obtained from companies holding a "General Policyholders Rating" of at least A+, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best Insurance Guide". Tenant shall provide Landlord with proof of insurance prior to occupancy and at all other reasonable times as requested by Landlord. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the maximum rate then allowable by law.

                           (b) Tenant shall insure its fixtures, equipment and
Tenant improvements. In addition thereto Tenant shall maintain loss of income coverage as business peril coverage.

                  5.2 Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000.00 per occurrence.

         6. UTILITIES. Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, gas, heat, air conditioning, electricity, power, telephone service, sewer charges and all other charges for services or utilities of whatsoever kind or nature used in, upon or about the Premises by Tenant or any of its licensees or concessionaires during the term hereof.

         7. MAINTENANCE AND REPAIRS. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises in good condition and repair; damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant's obligations pursuant to this provision shall include all janitorial, cleaning services and maintenance to the parking areas. Tenant specifically acknowledges that its maintenance responsibility pursuant to this paragraph


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shall include drive through teller window systems, vault doors, the security and surveillance systems, electrical and lighting systems including light bulbs and tubes, plumbing systems, heating, ventilating, and air conditioning systems repairs. In addition, Tenant agrees to change all air filters for the heating venting and air conditioning system at a minimum of each SIXTY (60) DAYS. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as upon occupancy of the Premises was completed, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted.

         Tenant shall also repair and maintain at its sole cost and expense the roof deck, exterior walls, foundation, and the structural support of the building located on the Premises. Tenant shall undertake such maintenance and repairs within a reasonable time after written notice of the need for such maintenance or repairs is given by Tenant and received by Landlord, but in no event longer than five (5) days after receipt of such notice.

         Landlord shall administer all construction warranties, if any, for a period of one (1) year after Commencement Date. Thereafter, Landlord shall assign all continuing warranties to Tenant and shall have no further responsibility for maintenance and repair.

         8. RIGHT OF ENTRY. Tenant shall permit the Landlord or its authorized representatives to enter the Premises at all reasonable times to inspect the Premises and to make any necessary repairs, alterations, additions or improvements thereto. Nothing contained in this paragraph shall be deemed to create any duty upon the part of the Landlord to do any such work and the performance of such work by the Landlord shall not constitute a waiver of the Landlord's remedies in the event that such work should have been performed by the Tenant.

         9. ALTERATIONS. Tenant may, at its own expense, from time to time make such alterations, additions or changes, structural or otherwise, in and to the building or paved areas appurtenant to the building to be constructed as it may deem necessary or suitable; provided, however, Tenant shall obtain Landlord's prior written consent to such alterations, additions or changes of a structural nature; provided, further, Landlord shall not withhold its consent thereto if the structural integrity of the building will not be impaired by such work. Landlord shall cooperate with Tenant in securing building or other permits or authorizations required from time to time for any work permitted hereunder or installations by Tenant.

         10. USE OF PREMISES. The Premises are leased to Tenant for the purpose of conducting therein banking services and office use. Tenant shall comply with all governmental rules, regulations, ordinances, statutes and laws now or hereafter in effect pertaining to the Premises or Tenant's use thereof. Tenant shall at all times during the term hereof comply with all other reasonable rules and regulations which Landlord or others may at any time or from time to time establish concerning use of the Premises; provided, however, that any such rule or regulation so made shall not be inconsistent with any part of this Lease, shall not unreasonably interfere with Tenant's use and enjoyment of the Premises.



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         11. DEFAULTS; REMEDIES:

                  11.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
Tenant:

                           (a) The vacating or abandoning of the Premises by
Tenant.

                           (b) The failure by Tenant to make any payment of rent
or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant.

                           (c) The failure by Tenant to observe or perform any
of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                           (d)(i) The making by Tenant of any general
arrangement or assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                  11.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

                           (a) Terminate Tenant's right to possession of the
Premises by any lawful means, in which case this Lease shall terminate and tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises and reasonable attorney's fees.

                           (b) Pursue any other remedy now or hereafter
available to Landlord under the laws or judicial decisions of the State of North Carolina. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.


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         12. EMINENT DOMAIN. If the whole of the Premises shall be taken, or such part thereof shall be taken as shall substantially interfere with Tenant's use and occupancy of the balance thereof, under power of eminent domain, or sold, transferred, or conveyed in lieu thereof, either Tenant or Landlord may terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority, whichever date occurs later. In the event of a partial taking, or a sale, transfer, or conveyance in lieu thereof, which does not result in a termination of this Lease, Landlord shall restore the Premises substantially to their condition prior to such partial taking.

         13. DAMAGE OR DESTRUCTION. Except as otherwise provided for herein, if at any time during the lease term or any renewal hereof, the Premises are damaged or destroyed by any peril, the Landlord shall with due diligence, repair and restore the Premises so far as practicable to their condition immediately before such damage.

         14. SUBORDINATION.

                  (a) Landlord hereby covenants, warrants and agrees that at all times during the term of this Lease, provided Tenant is not in default hereunder, Tenant shall have full, peaceful and quiet possession of the Premises.

                  (b) Tenant agrees that this Lease shall automatically be and remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Premises. Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, confirming the subordinate nature of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable.

                  (c) In the event any proceedings are brought for the foreclosure of, or in the event of exercise of power of sale under, any first mortgage covering Landlord's interest in the Premises, and such holder takes possession of the Premises, either as the result of foreclosure of such mortgage or by accepting a deed to the Premises in lieu of foreclosure, or the Premises shall be purchased at such a foreclosure by a third party, and such holder or third party shall furnish Tenant satisfactory evidence that it has acquired title to the Premises subject to no liens or encumbrances superior to this Lease, other than taxes not yet due and payable, Tenant shall attorn to such holder or third party and recognize it as its landlord under this Lease, and such holder or third party will in such event recognize and accept Tenant as its tenant hereunder, whereupon this Lease shall continue in full force and effect as a direct lease between such holder or third party and Tenant for the term of this Lease and such holder or third party shall, henceforth, be subject to all of the terms of this Lease and perform all of the obligations of Landlord hereunder with (lie same force and effect as if it were originally named as Landlord hereunder; provided, however, that if conflicting claims should be made to the rent payable hereunder, Tenant shall have the right to institute an interpleader suit for the purpose of determining who is entitled to payment of such rent and to pay the rent in accordance with the judicial determination rendered in such proceeding.

         15. HOLDING OVER. Should Tenant or any of its successors in interest continue to hold the Premises after termination of this Lease, whether such termination occurs by lapse of time or otherwise, with Landlord's acquiescence, and without any distinct agreement between the parties, such holding over shall constitute and be construed as a tenancy at sufferance at a monthly rental equal to twice the monthly rental (including Base Monthly Rental and any adjusted and Additional Rent) provided herein at the time of such termination, if Landlord elects to accept such rent. During such time as Tenant shall continue to hold the Premises after the termination hereof, Tenant shall be regarded as a tenant at sufferance and not a tenant at will; subject, however, to all the terms, provisions, covenants and agreements on the part of Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, renew or extend the Term and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of Tenant's holding over and Tenant shall indemnify, defend and hold Landlord harmless against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. If Landlord accepts rent pursuant to this Paragraph, Landlord shall always have the right to terminate Tenant's possession under this Paragraph upon thirty (30) days prior written notice to Tenant

         16. ASSIGNMENT AND SUBLETTING. Limitations. Tenant shall have the right to sublet the Premises or any part thereof upon written approval from Landlord such approval not to be unreasonably withheld. Tenant may sublet or assign to any of its subsidiaries or affiliates, provided, however, such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. In the event that Tenant should sublease the Premises for an amount greater than the then current Base Rent, then Landlord shall be entitled to FIFTY PERCENT (50%) of the difference between the then current Base Rent and the sublease base rent. Such difference shall be paid to Landlord in conjunction with Base Rents as the sublease base rents are received. Under no circumstances shall any provision provided for in this paragraph 16 relieve Tenant of its liabilities under this Lease.

         17. INDEMNITY. Except for losses, damages and claims arising out of the acts or omissions of Landlord or Landlord's agents, contractors and employees, Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligations on Tenant's part to be performed under the terms of (his Lease, or arising from any negligence of the Tenant, or any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense.

         18. TITLE TO IMPROVEMENTS. Title to the building, Landlord-provided mechanical systems, Tenant-provided structural additions and paving shall remain vested in Landlord throughout the term of this Lease. Title to trade fixtures installed by Tenant shall remain vested in Tenant.

         19. "FOR RENT" OR "FOR SALE" SIGNS. During the final twelve (12) months of this Lease term, or at any time subsequent to notice from either party of the intention to terminate this Lease, Landlord shall be entitled to place and keep in a conspicuous place on the Premises "For Rent" and/or "For Sale" signs for the information of the public. During such time, prospective purchasers or tenants of the Premises may inspect the Premises during normal business hours and upon reasonable notice to Tenant.

         20. SIGNS. Landlord's approval must be obtained by Tenant before the erection and placement of any signs on or about the Premises, which approval shall not be unreasonably withheld.

         21. ESTOPPEL CERTIFICATES. At any time and from time to time, upon not less than fifteen (15) days prior written notice, both Landlord and Tenant shall execute, acknowledge and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental, the security deposit if any, and other charges, if any, are paid in advance, and acknowledging that there are not any uncured defaults on the part of either the Landlord or the Tenant.

         22. NOTICES. All notices given pursuant to this Lease shall be mailed to the following addresses:

         If To Landlord:                    Grayson Powell
                                            Landmark Commercial, Inc.
                                            P. O. Box 4127
                                            Wilmington, NC 28406

         If To Tenant:                      Earnest Sewell
                                            First National Bank
                                            P. O. Box 2037
                                            Reidsville, NC 27323-2037

         23. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties with respect to the Lease of the Premises, and it may not be modified in any manner other than by an agreement in writing signed by both parties or their successors in interest. All prior conversations or writings between the parties or their successors in interest. All prior conversations or writing between the parties or their representatives with respect to the Premises are merged into this Lease.

         24. PROVISIONS SEVERABLE. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the Lease or the application of that term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         25. SPECIAL STIPULATIONS. The Special Stipulations, if any, attached hereto and initialed by Landlord and Tenant are hereby incorporated herein and made a part hereof. In the event the Special Stipulations conflict with any of the foregoing provisions of this Lease, the Special Stipulations shall control.

         26. APPLICABLE LAW. The laws of the State of North Carolina shall govern and be controlling in the determination of the validity, interpretation and construction of this Lease, and in all questions relating to the performance and consummation of this Lease.

         27. TIME IS OF THE ESSENCE. Time is of the essence with the respect to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given.

         28. RECORDING. This Lease shall not be recorded, however, upon or before the Commencement Date, the Landlord agrees to execute and delivery a memorandum hereof suitable for recording. Such recording shall be at the expense of Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in triplicate originals, all as of the day and year first above written.

                                            LANDLORD:
                                            Landmark Commercial, Inc., a North
                                              Carolina Corporation

(CORPORATE SEAL)
                                                    [signature illegible]
                                            ------------------------------------
                                                          President

                                            Date:  1/31/97      Time:  11:00 am
                                                  ---------           ----------
ATTEST:


    /s/ H. Renae Hinnart
-----------------------------
      Asst. Secretary

                                            Tenant:
                                            First National Bank, a North
                                              Carolina Corporation
(CORPORATE SEAL)

                                                     /s/ Richard Powell
                                            ------------------------------------
                                                    Senior Vice President

                                            Date:  1/6/97          Time:  10:15
                                                  --------               -------
ATTEST:


    /s/ Shelby Baker
-------------------------
    ______ Secretary


STATE OF NORTH CAROLINA
COUNTY OF NEW HANOVER

         I, Betty S. Pope, a Notary Public in and for the State and County aforesaid, certify that H. Renae Hinnart personally came before me this day and acknowledged that he/she is Asst. Secretary of LANDMARK COMMERCIAL, INC., a North Carolina corporation with its principal office in New Hanover County, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ______ President, sealed with its corporation seal, and attested by himself/herself as its Asst. Secretary.

         Witness my hand and official stamp or seal, this the 31st day of January, 1997.


                                                        /s/ Betty S. Pope
                                                  ------------------------------
                                                          Notary Public

My Commission Expires:     Nov. 8, 2001
                         ---------------

STATE OF NORTH CAROLINA
COUNTY OF ROCKINGHAM

         I, Vickie B. Washburn, a Notary Public in and for the State and County aforesaid, certify that R.F. Albright personally came before me this day and acknowledged that he is Corp. Secretary of FIRST NATIONAL BANK, a North Carolina corporation with its principal office in Rockingham County, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its SR. Vice President, sealed with its corporation seal, and attested by himself/herself as its Corp. Secretary.

         Witness my hand and official stamp or seal, this the 8 day of January, 1997.


                                                    /s/ Vickie B. Washburn
                                             -----------------------------------
                                                         Notary Public

My Commission Expires:     5-3-97
                         ---------

[On this page, there appears Exhibit A to the Wilmington branch lease which is a survey, performed in May of 1994, showing the tract of real property located in Wilmington, New Hanover County, North Carolina and the building which is the subject of the Lease.]

                              SPECIAL STIPULATIONS


1. Landlord and Tenant agree that Tenant shall have the Tight to renew this lease for TWO (2) additional terms of FIVE (5) years under the same terms and conditions as set forth in this Lease, provided Tenant is not in default under this Lease at the time of Tenant's exercise of said right. Tenant shall give written notice to Landlord of Tenant's exercise of said option for the first additional five year term (First Renewal Period) ONE HUNDRED EIGHTY (180) DAYS prior to the expiration of the initial lease term or said right to renew shall expire.

Tenant shall give written notice to Landlord of Tenant's exercise of said option for the second additional five year term (Second Renewal Period) ONE HUNDRED EIGHTY (180) DAYS prior to the expiration of the then current lease term or said right to renew shall expire.

2. The rent payable during the First Renewal Period and the Second Renewal Period shall be increased every year unless otherwise provided herein, during the term hereof, in an amount equal to the greater of two and one half percent (2.5%) over the Rent charged for the immediately preceding one year period, or, an amount equal to the percentage increase in the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index For All Urban Consumers (1982-84 = 100) All Items, at each anniversary date over the corresponding index as it existed one year earlier and applying such increase to the rent charged for the prior year. In the event the Consumer Price Index is discontinued, a comparable publication or index will be used to determine any increase. In no event shall the rental computed above be more than seven percent (7.0%).